EXHIBIT 6.1


                 DIRECTORS AND OFFICERS OF VAN KAMPEN FUNDS INC.

             NAME                                POSITION                                LOCATION
---------------------------------   -----------------------------------         ----------------------------
Brian E. Binder                     Managing Director and
                                      Chief Administrative Officer              Oakbrook Terrace, IL
Jeffrey Gelfand                     Managing Director, Chief Financial
                                    Officer and Treasurer                       Purchase, NY
Stefanie Chang Yu                   Secretary; Vice President and
                                    Secretary of the Funds                      New York, NY
Jerry Miller                        Managing Director,
                                      Chief Executive Officer
                                      and President                             New York, NY
Abrahamovich, Jon                   Managing Director                           Oakbrook Terrace, IL
Joseph C. Benedetti                 Managing Director                           New York, NY
Elizabeth M. Brown                  Managing Director                           Houston, TX
Gary R. DeMoss                      Managing Director                           Oakbrook Terrace, IL
Elizabeth H. Eginton                Managing Director                           New York, NY
David Linton                        Managing Director                           Weston, CT
Edward C. Wood III                  Managing Director and
                                    Chief Operating Officer                     Oakbrook Terrace, IL
Douglas Mangini                     Managing Director                           New York, NY
Paul M. Martin                      Managing Director                           New York, NY
Steven M. Massoni                   Managing Director                           Oakbrook Terrace, IL
Mark R. McClure                     Managing Director                           Oakbrook Terrace, IL
Carsten Otto                        Managing Director                           New York, NY
Louis A. Palladino, Jr.             Managing Director                           New York, NY
Joseph Pollaro                      Managing Director                           Jersey City, NJ
Walter E. Rein                      Managing Director and
                                    Chief Financial Officer                     Oakbrook Terrace, IL
James J. Ryan                       Managing Director                           Oakbrook Terrace, IL
Andrew J. Scherer                   Managing Director                           Oakbrook Terrace, IL
Michael S. Spangler                 Managing Director                           New York, NY
Terry L. Swenson                    Managing Director                           Amery, WI
Robert S. West                      Managing Director                           Oakbrook Terrace, IL
Laurence J. Althoff                 Executive Director                          Oakbrook Terrace, IL
George Steven Amidon                Executive Director                          Oakbrook Terrace, IL
Matthew T. Baker                    Executive Director                          Oakbrook Terrace, IL
Patricia A. Bettlach                Executive Director                          Chesterfield, MO
Michael P. Boos                     Executive Director                          Oakbrook Terrace, IL
Curtis W. Bradshaw                  Executive Director                          Oakbrook Terrace, IL
Daniel Burton                       Executive Director                          New York, NY
Richard J. Charlino                 Executive Director                          Jersey City, NJ
Brent Alan Cooper                   Executive Director                          Oakbrook Terrace, IL
Joseph D'Auria                      Executive Director;
                                    Financial and Operations Principal          New York, NY
Craig S. Falduto                    Executive Director                          Oakbrook Terrace, IL
Gina M. Gallagher                   Executive Director;
                                      Chief Anti-Money
                                      Laundering Officer                        New York, NY
Richard G. Golod                    Executive Director                          Jersey City, NJ
Brian C. Hartigan                   Executive Director                          Oakbrook Terrace, IL
Gregory Heffington                  Executive Director                          Ft. Collins, CO
Richard Ralph Hoffman               Executive Director                          Jersey City, NJ
Michelle H. Huber                   Executive Director                          Oakbrook Terrace, IL
Troy D. Huber                       Executive Director                          Oakbrook Terrace, IL
Michael B. Hughes                   Executive Director                          Oakbrook Terrace, IL
Greg S. Jenkins                     Executive Director                          Oakbrook Terrace, IL
Nancy Johannsen                     Executive Director                          Oakbrook Terrace, IL
Laurie Jones                        Executive Director                          Houston, TX
Louis Gregory Kafkes                Executive Director                          Oakbrook Terrace, IL
Eric J. Marmoll                     Executive Director                          Oakbrook Terrace, IL
Brian Maute                         Executive Director                          Oakbrook Terrace, IL
Margaret McDermott                  Executive Director                          West Conshohocken, PA
Lou Anne McInnis                    Executive Director                          New York, NY
Peter George Mishos                 Executive Director                          Oakbrook Terrace, IL
John T. Moser                       Executive Director                          Oakbrook Terrace, IL
Robert F. Murphy                    Executive Director                          Oakbrook Terrace, IL
Kristen Peters-Kulik                Executive Director                          Oakbrook Terrace, IL
Thomas Quirk                        Executive Director                          New York, NY
Thomas C. Rowley                    Executive Director                          Oakbrook Terrace, IL
David T. Saylor                     Executive Director                          Oakbrook Terrace, IL
Maura Scherer                       Executive Director                          Oakbrook Terrace, IL
James D. Stevens                    Executive Director                          North Andover, MA
John Tierney                        Executive Director                          Oakbrook Terrace, IL
Michael James Tobin                 Executive Director                          Oakbrook Terrace, IL
Thomas Buckley Tyson                Executive Director                          Oakbrook Terrace, IL
Brett Van Bortel                    Executive Director                          Oakbrook Terrace, IL
John M. Walsh                       Executive Director                          Oakbrook Terrace, IL
Barbara Anne Marie Withers          Executive Director                          Oakbrook Terrace, IL
Patrick M. Zacchea                  Executive Director                          Oakbrook Terrace, IL
Kelly L. Apple                      Vice President                              Oakbrook Terrace, IL
Michael J. Austin                   Vice President                              Oakbrook Terrace, IL
Scott C. Bernstiel                  Vice President                              Freehold, NJ
Christopher M. Bisaillon            Vice President                              Chicago, IL
Michael P. Brescia                  Vice President                              Oakbrook Terrace, IL
Emily L. Brody                      Vice President                              New York, NY
Michael Winston Brown               Vice President                              Colleyville, TX
Loren Burket                        Vice President                              Plymouth, MN
Lynn Chadderton                     Vice President                              Valrico, FL
Wendy Chan                          Vice President                              New York, NY
Michael Colston                     Vice President                              Louisville, KY
Andrew M. Combs                     Vice President                              Oakbrook Terrace, IL
Jack Crain                          Vice President                              Oakbrook Terrace, IL
Michael A. Dearth                   Vice President                              Oakbrook Terrace, IL
Kenneth A. De Marco                 Vice President                              Oakbrook Terrace, IL
Marc DeFilippo                      Vice President                              Oakbrook Terrace, IL
Robert Doak                         Vice President                              Oakbrook Terrace, IL
Paula Christie Doroff               Vice President                              Oakbrook Terrace, IL
Pat Flynn Dredze                    Vice President                              Oakbrook Terrace, IL
Paula Duerr                         Vice President                              Oakbrook Terrace, IL
Michael E. Eccleston                Vice President                              Chicago, IL
Michael G. Effron                   Vice President                              Oakbrook Terrace, IL
Alan E. Erickson                    Vice President                              Oakbrook Terrace, IL
Patricia Ernst                      Vice President                              Oakbrook Terrace, IL
Tara Farrelly                       Vice President                              New York, NY
Christopher E. Fitzgerald           Vice President                              Oakbrook Terrace, IL
William J. Fow                      Vice President                              Redding, CT
David Joseph Fredrick               Vice President                              Newton, MA
Charles Friday                      Vice President                              Gibsonia, PA
Nancy J. Girando                    Vice President                              New York, NY
Evan Gordon                         Vice President; Chief Compliance Officer    New York, NY
Lisa Gray                           Vice President; Compliance Officer          Houston, TX
Walter C. Gray                      Vice President                              Houston, TX
John C. Haase, Jr.                  Vice President                              New York, NY
Hunter Handley                      Vice President                              Oakbrook Terrace, IL
Steven Heite                        Vice President                              Jersey City, NJ
Michael D. Hibsch                   Vice President                              Nashville, TN
Zahedul Hoque                       Vice President                              Oakbrook Terrace, IL
William J. Hunter                   Vice President                              Oakbrook Terrace, IL
Eric J. Hyde                        Vice President                              Oakbrook Terrace, IL
Lowell Jackson                      Vice President                              Roswell, GA
Michael D. Jankowski                Vice President                              Oakbrook Terrace, IL
Keraya S. Jefferson                 Vice President; Compliance Officer          Jersey City, NJ
Brian D. Jessen                     Vice President                              Oakbrook Terrace, IL
Michael E. Jones                    Vice President                              Oakbrook Terrace, IL
Tara Jones                          Vice President                              Oakbrook Terrace, IL
Daniel W. Krause                    Vice President                              Oakbrook Terrace, IL
Lisa Therese Kueng                  Vice President                              Oakbrook Terrace, IL
Gary W. Lackey                      Vice President                              Houston, TX
Michael Langhoff                    Vice President                              Oakbrook Terrace, IL
Albert K. Lazaro                    Vice President                              Oakbrook Terrace, IL
Tony E. Leal                        Vice President                              Houston, TX
Shannon M. Lenz                     Vice President                              Oakbrook Terrace, IL
Michelle Lea Lewis                  Vice President                              Oakbrook Terrace, IL
Mark Stephen Lie                    Vice President                              Oakbrook Terrace, IL
Holly Lieberman                     Vice President                              Oakbrook Terrace, IL
Tim O'Neal Lorah                    Vice President                              New York, NY
Richard M. Lundgren                 Vice President                              River Forest, IL
Douglas M. Macomber                 Vice President                              Elmhurst, IL
Michael J. Magee                    Vice President                              Oakbrook Terrace, IL
Anthony S. Manzanares               Vice President                              Oakbrook Terrace, IL
Anne Therese McGrath                Vice President                              San Francisco, CA
Elisa R. Mitchell                   Vice President;
                                    Assistant Secretary of the Funds            Oakbrook Terrace, IL
Sterling Tyler Moore                Vice President                              San Francisco, CA
Grant R. Myers                      Vice President                              Houston, TX
Richard A. Myers                    Vice President                              Oakbrook Terrace, IL
Elizabeth A. Nelson                 Vice President;
                                    Assistant Secretary of the Funds            Oakbrook Terrace, IL
Michael J. Nelson                   Vice President                              Oakbrook Terrace, IL
Brian O'Connell                     Vice President                              Oakbrook Terrace, IL
James A. O'Brien                    Vice President                              Oakbrook Terrace, IL
Jason Eric Ogden                    Vice President                              Oakbrook Terrace, IL
Timothy Jay Ott                     Vice President                              Highland, VA
Jeffrey M. Pegorsch                 Vice President                              Oakbrook Terrace, IL
Paul R. Peterson                    Vice President                              Oakbrook Terrace, IL
Megan Piscitello                    Vice President                              Oakbrook Terrace, IL
Jennifer Lynn Pucci                 Vice President                              Oakbrook Terrace, IL
John M. Radzinski                   Vice President                              Oakbrook Terrace, IL
David P. Robbins                    Vice President                              Oakbrook Terrace, IL
Michael W. Rohr                     Vice President                              Naperville, IL
Jason F. Ruimerman                  Vice President                              Salem, MA
Thomas J. Sauerborn                 Vice President                              Jersey City, NJ
Tonya Hammet Sax                    Vice President                              Oakbrook Terrace, IL
Lisa Schultz                        Vice President                              Oakbrook Terrace, IL
Christopher J. Staniforth           Vice President                              Leawood, KS
Brian S. Terwilliger                Vice President                              Oakbrook Terrace, IL
Joseph L. Thomas                    Vice President                              San Diego, CA
William G. Thompson                 Vice President                              Oakbrook Terrace, IL
Eric B. Towell                      Vice President                              Oakbrook Terrace, IL
Hugh C. Triplett                    Vice President                              Thousand Oaks, CA
Thomas Buckley Tyson                Vice President                              Oakbrook Terrace, IL
Jeannette L. Underwood              Vice President                              Oakbrook Terrace, IL
Mark Ray Vernon                     Vice President                              Oakbrook Terrace, IL
Christopher Walsh                   Vice President                              Oakbrook Terrace, IL
Harold Whitworth, III               Vice President                              Liberty Township, OH
Perri P. Williams                   Vice President                              Houston, TX
Ronald Wayne Wilson                 Vice President                              Oakbrook Terrace, IL
Judy W. Wooley                      Vice President                              Houston, TX
John Wyckoff                        Vice President                              Santa Monica, CA
David M. Wynn                       Vice President                              Chandler, AZ
Kenneth Paul Zaugh                  Vice President                              Oakbrook Terrace, IL
Mary Mullin                         Assistant Secretary;
                                      Assistant Secretary
                                      of the Funds                              New York, NY
Leticia George                      Officer                                     Houston, TX
Jerry Miller                        Director                                    New York, NY
Edward C. Wood III                  Director                                    Oakbrook Terrace, IL